CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

       Chairman

April 22, 2015

Fellow Partner:

Our Fund earned $2.68 per share of net investment income in the three months ended March 31, 2015, compared to $2.15 per share in the same period of 2014.

After providing for the March 31, 2015 distribution, the net asset value per partnership share on March 31, 2015 was $546.28. The net asset value on December 31, 2014, our last report date, was $559.24.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial AverageTM will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review	First Quarter 2015

U.S. large cap stocks, as represented by the S&P 500® Index increased by 0.95% in the first quarter of 2015 against the headwinds of high relative valuations, the impact of a stronger dollar on earnings and a likely rate hike from the U.S. Federal Reserve Bank (“The Fed”) later in the year.

U.S. stocks sold off in January as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. February was a better month thanks to increased merger and acquisition activity and strong earnings reports from cyclical technology companies. However, March saw investors retreat from U.S. equities in favor of opportunities overseas as U.S. profit margins neared record highs and earnings growth weakened. U.S. economic data generally softened over the quarter with the exception of the labor market. However, an improving labor market furthered the appreciation of the U.S. dollar and stoked volatility as investors appeared to sharpen their focus on the Fed’s stance toward tightening policy.

From a sector perspective during the first quarter, health care stocks (+6.47%) generated the strongest returns in the S&P 500® Index, followed by consumer discretionary (+4.80%). Telecommunication services (+1.54%) and materials (+0.99%) rebounded during the quarter and consumer staples (+0.99%) and information technology (0.57%) posted small gains. Conversely, industrials (-0.86%) were off slightly and financials (-2.05%) declined alongside the continued descent of the energy sector (-2.85%). Utilities stocks (-5.17%) were the worst performers in the Index.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	First Quarter 2015

Summary

After a sizable run-up, U.S. stocks took a breather in the first quarter to digest 2014’s double-digit gains. The broad-market S&P 500® Index ended the quarter about 1% higher, though the absolute performance masked a volatile quarter as January opened the year with steep declines followed by a strong reversal in February and further modest declines in March. Much like this time last year, market action was driven principally by uncertainty around the timing, pace and implications of the Fed’s first interest-rate hike in nearly a decade, as well as a series of disappointing U.S. economic data (although our belief is the latter will prove to be transitory owing to another bad winter and a major strike in key West Coast ports). Concerns about corporate earnings and outlooks added to headline volatility, with investors bracing for Q1 profit declines due to a surging U.S. dollar and the ongoing slump in crude-oil prices.

From a sector perspective, in the first quarter health care was the top performer, buoyed by solid earnings and a spate of big merger-and-acquisition deals. Consumer discretionary also posted healthy gains. Notable in the period was the sharp reversal in utilities performance as 2014’s best-performing sector landed at the bottom in the first quarter, dampened by the specter of higher interest rates.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500® Index, for the first quarter. Performance was negatively impacted by stock selection in health care, specifically pharmaceuticals. Stock selection in industrials was also a notable detractor, primarily the overweight to the road & rail industry. Additionally, information technology and consumer staples were detractors, largely due to weakness in semiconductors & semiconductor equipment and beverages, respectively. The largest detractor was Intel Corporation, followed by American Express Company and Union Pacific Corporation.

Stock selection within consumer discretionary was the strongest contributor for the quarter, specifically media. Selection in materials also proved beneficial, notably within the chemicals industry. An absence to the utilities sector also added meaningfully to portfolio results. The greatest contributors at the stock level were Walt Disney Company, Moody’s Corporation, and Air Products and Chemicals Inc.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	First Quarter 2015

Outlook

As a result of market movement and shares redeemed during the quarter, the Fund’s overall weightings changed very slightly. We used investor redemptions to reduce the portfolio’s position within Coca-Cola. Furthermore, The Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in financials, industrials, and materials and the largest underweights relative to the benchmark in information technology, utilities, and telecommunication services.

Valuations continue to increase as the market continues to rise, while earnings growth declined in the first two months mainly due to the strong U.S. dollar and lower energy earnings. We remain cautiously optimistic on the market as key data, including employment, indicates further strengthening of the U.S. economy and appears to point toward continued reasonable growth in 2015. It is our opinion that, together with still low inflation and supportive monetary policy, it will be positive for growth stocks, though this year is likely to be more volatile. In addition, while overall equity valuations have increased, the first and second quintiles of revenue growers have become more attractive relative to the other quintiles in the past 12 months.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2015

(Unaudited)

	Chestnut Street Exchange Fund	S&P 500® Index	DJIATM Index
1st Quarter 2015	(1.94%)	0.95%	0.33%
1 Year	8.22%	12.73%	10.57%
3 Years*	14.47%	16.11%	11.61%
5 Years*	12.91%	14.47%	12.29%
10 Years*	7.33%	8.01%	7.73%
Inception (12/29/76)
Annualized*	11.20%	11.26%	9.67%
Cumulative	5,710.73%	5,831.02%	3,314.08%

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*  Average Annual Return

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS

March 31, 2015

(Unaudited)

	Shares	Value
COMMON STOCKS—98.5%
BASICS—6.0%
Air Products & Chemicals, Inc.	62,114	$9,396,606
Cabot Corp.	73,848	3,323,160

		12,719,766

CAPITAL EQUIPMENT—6.6%
Emerson Electric Co.	106,453	6,027,369
General Electric Co.	312,436	7,751,537

		13,778,906

CONSUMER CYCLICALS—15.2%
3M Co.	23,636	3,898,758
CBS Corp., - Class B	51,548	3,125,355
Comcast Corp., - Class A	128,494	7,256,056
Procter & Gamble Co.	73,071	5,987,438
Walt Disney Co. (The)	110,798	11,621,602

		31,889,209

ENERGY—8.0%
Exxon Mobil Corp.	100,626	8,553,210
Schlumberger, Ltd.	98,313	8,203,237

		16,756,447

FINANCIAL—20.5%
American Express Co.	84,503	6,601,374
Ameriprise Financial, Inc.	19,150	2,505,586
Bank of America Corp.	48,170	741,336
Blackhawk Network Holdings, Inc.—Class B*	6,280	223,255
JPMorgan Chase & Co.	120,418	7,294,922
Moody’s Corp.	70,949	7,364,506
Wells Fargo & Co.	336,269	18,293,034

		43,024,013

HEALTH CARE—15.1%
Abbott Laboratories	112,356	5,205,453
AbbVie, Inc.	112,356	6,577,320
Baxter International, Inc.	55,746	3,818,601
Johnson & Johnson	86,533	8,705,220
Merck & Co., Inc.	129,418	7,438,947

		31,745,541

	Shares	Value
RETAIL—2.3%
Home Depot, Inc.	20,117	$2,285,492
Kohl’s Corp.	13,002	1,017,406
Safeway, Inc.	76,450	92,505
Wal-Mart Stores, Inc.	18,345	1,508,876

		4,904,279

STAPLES—8.3%
Altria Group, Inc.	15,436	772,109
Coca-Cola Co. (The)	260,825	10,576,454
Hanesbrands, Inc.	19,408	650,362
Kraft Foods Group, Inc.	3,607	314,224
Mondelez International, Inc.,— Class A	10,720	386,885
PepsiCo, Inc.	37,423	3,578,387
Philip Morris International, Inc.	15,436	1,162,794

		17,441,215

TECHNOLOGY—9.5%
Apple, Inc.	16,404	2,041,150
Check Point Software Technologies Ltd.*	45,003	3,688,896
Cisco Systems, Inc.	28,068	772,572
Intel Corp.	287,570	8,992,314
Microsoft Corp.	43,766	1,779,307
Oracle Corp.	63,527	2,741,190

		20,015,429

TRANSPORTATION—5.2%
Union Pacific Corp.	100,402	10,874,541

UTILITIES—1.8%
Verizon Communications, Inc.	77,434	3,765,615

Total Common Stocks (Cost: $27,749,689)		206,914,961

*	Non-Income Producing

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS (Concluded)

March 31, 2015

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 27,749,689) **	98.5%	$206,914,961
Other assets in excess of liabilities	1.9%	3,951,327
Other liabilities	(0.4%)	(883,550)

NET ASSETS
(Applicable to 384,384 partnership shares outstanding)	100.0%	$209,982,738

Net Asset Value Per Share		$546.28

Net assets applicable to shares owned by:
Limited partners (384,292 shares)		$209,932,343
Managing general partners (92 shares)		50,395

Total net assets		$209,982,738

**	At March 31, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$25,910,961

Gross unrealized appreciation	181,042,489
Gross unrealized depreciation	(38,489)

Net unrealized appreciation	$181,004,000

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS

March 31, 2015

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended March 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS (Concluded)

March 31, 2015

(Unaudited)

The following is a summary of inputs used, as of March 31, 2015, in valuing the Fund’s investments carried at value:

	Total Value at 03/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$206,914,961	$206,914,961	$—	$—

*	See details of industry breakout.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR AND TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

First Quarter Report March 31, 2015 (Unaudited) Chestnut Street Exchange Fund 301 Bellevue Parkway Wilmington, Delaware 19809 (800) 852-4750